The Spanish Group LLC
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Canada
https://www.thespanishgroup.org

Certified Translation

Furnished on the **10th** day of **October, 2023**

I, **Shahzad Manzoor** ( ), hereby certify that document titled [SofPulse_衛部醫器輸字第036579號], originally in [Taiwan Chinese], has been accurately translated into [English] and the translation is a true and faithful rendition of the original document to the best of my knowledge and abilities. All efforts have been made to ensure the accuracy and consistency of terminology, style, and context.

I, Salvador G. Ordorica, in my capacity as a Quality Assurance Agent at The Spanish Group LLC, confirm that the translator mentioned above is highly skilled in Chinese to English translation. As an authorized representative of The Spanish Group, I hereby verify that this document has undergone thorough proofreading and that the attached translations are accurate and true representations of the original texts..

Respectfully,

CERTIFIED
The Spanish Group
TRANSLATION

Salvador G. Ordorica
The Spanish Group LLC
(ATA #267262)

Department of Health and Welfare Medical Equipment License

Medical Device Import License No. 036579
Document Review Number: DHA05603657908

Chinese product name: "Andenuowei" Su Fubosi
English product name: "Endonovo" SofPulse
Category: Class O: Physical Medical
Specification or Model: Sofpulse

Blank below

Name of medical equipment supplier: Yuejiaxing Co.,

Manufacturer Name/Address: Manufactured by ADM TRONICS UNLIMITED, INC. (Address: 224 PEGASUS AVENUE, NORTHVALE, NJ, 07647, USA) for Endonovo Therapeutics (Address: 6320 Canoga Avenue, 15th floor, Woodland Hills, CA 91367, USA)

Efficiency, Usage, or Indications: As detailed in the approved Chinese manual. Medical devices conforming to the regulations of the Ministry of Health and Welfare, upon approval by this department, shall be issued a license as evidence, certified by the Minister of Health and Welfare.

薛瑞元

Signatures: Xue Ruiyuan

Issue Date: August 14th, 2023
Valid Till: August 14th, 2028

Approval extension				
	Year Month Day	Year Month Day	Year Month Day	Year Month Day
Doc. No.				

[redacted]

other	Change matters	Approval number	Approval date	Change matters	Approval number	Approval date

MEDICAL EQUIPMENT LABELS, INSTRUCTIONS, OR PACKAGING ADHESIVE SHEET

Product Chinese Name	"Andenuowei" Su Fubosi	Applying for a medical equipment supplier	Yuejiaxing Co., Ltd

"Endonovo" SofPulse
License Number: Street Department Medical Device No. 036579
Batch Number: As indicated
Manufacturing Date: As indicated
Medical Device Manufacturer Name: Yu Jia Dian Co., Ltd.
Medical Device Manufacturer Address: In accordance with the content of the latest approved address by the jurisdictional health bureau (Actual address must be printed for products sold in the market)
Manufacturer Name/Address: Manufactured by ADM TRONICS UNLIMITED, INC. (Address: 224 PEGASUS AVENUE, NORTHVALE, NJ, 07647, USA) for Endonovo Therapeutics (Address: 6320 Canoga Avenue, 15th floor, Woodland Hills, CA 91367, USA)

Medical devices available for sale shall have their Chinese instruction manuals placed alongside. However, if a medical device available for sale comes with both Chinese and foreign-language instruction manuals, the content of the foreign-language instruction manual must match the approved Chinese instruction manual.

※ Binding Chinese instruction manual draft, minimum packaging, and labels should be submitted with the original when applying for a license.

※ The Chinese instruction manual draft includes descriptions such as performance, uses or indications, model, specifications or main components, warnings, precautions, usage restrictions, or foreseeable side effects. The final section should include the manufacturer's name, address, and the name and address of the medical device distributor.

※ If physical items such as labels, instruction manuals, or packaging are too large or are printed on glass or metal containers, making it inconvenient to stick, photocopies may be used instead for verification.

"Endonovo" SofPulse

Ministry of Health, Medical Device Import License Number 036579

Before use, please carefully read the manufacturer's instructions and follow the instructions.
Model: Sofpulse

Product Description
This product (targeted microcurrent therapy) is a portable, battery-powered, non-invasive medical device suitable for assisting in the treatment of postoperative pain and swelling of superficial soft tissues.

Indications
Suitable for the adjunctive treatment of pain and swelling after soft tissue surgery.

Contraindications

- This device must not be used in patients with implanted metal wires or systems that may contain metal wires (including pacemakers and similar devices).
- This product and related transcutaneous devices may have adverse effects on patients with electronic pacemakers, implantable defibrillators, and neurostimulators.
- This product is not suitable for the treatment of deep tissues.

Safety Warnings and Precautions

- This product does not contain any serviceable parts; do not dismantle it.
- This product is not a waterproof device; do not immerse it in water.
- The equipment is not suitable for use in the presence of flammable anesthetics and air or oxygen or nitrous oxide or enriched oxygen.
- Before use, please ensure that the outer box and treatment ring are in good condition.

- When using, please place the product on a bandage or clothing. Do not place this product directly on the skin.
- The impact of this product on pregnant women and fetuses is currently unknown.
- This product is not indicated as a substitute for traditional pain treatment.
- Before deciding to undergo pulse electromagnetic therapy, be sure to inquire about possible implants in the patient. If a patient has an implant containing wires, this product should not be used, even if the implant is deactivated. (Implant systems that may contain wires include pacemakers and defibrillators, cochlear implants, bone growth stimulators, deep brain stimulators, spinal cord stimulators, and other nerve stimulators, etc.)
- Do not use this product on patients who have had implants in the past unless you are absolutely certain that all implants and wires have been completely removed. (Please note that wires may still be present after implant removal.)
- The safety and efficacy of this product for individuals with open growth plates in their bones (such as children) have not been confirmed. This device should not be used on such patients.
- This product may interfere with devices used to detect and amplify weak radio signals, including televisions, radios, potential phones, and other consumer devices. This interference may be heard as repeated ticking sounds on FM radios and may lead to unstable TV screens. Such consumer devices typically lack good shielding and may therefore be a cause of electromagnetic interference or be affected by electromagnetic interference.

Operating Instructions

1. Pre-use Check

Before using this product, users must check the system for defects and abnormalities. These include, but are not limited to:

- Insulation degradation with exposed conductors
- Shell breakage/denting/damage
- Foreign substances/fluids in contact with the device

Note: If there are faults or abnormalities, do not use the device.

2. Initiating Treatment

- Check for defects and abnormalities in the coil.
- This product is intended for single-patient use only. It can be used on different body parts of the same patient; however, to avoid the risk of infection, the same product should not be used on multiple patients.

- Secure this product and coil to the desired treatment area using tape or other methods. The coil can be gently shaped to conform to the shape of the treatment area.

  Note: Ensure that the treatment device is at least 12 inches away from any solid metal interfaces or metal coil spring mattresses, as this may weaken the treatment dose.

- Press and hold the power button to start the treatment. The indicator light will begin to flash once per second, indicating that the treatment is in progress.

3. Stopping Treatment / Turning Off

- During Treatment

  During the 15-minute treatment period, the activity indicator light will flash approximately once per second. You can turn off this product and stop the treatment at any time. To turn it off, press and hold the power button for 1 second until the indicator light stops flashing.

- During Sleep Mode

  After the 15-minute treatment is completed, this product will enter sleep mode. In sleep mode, one indicator light will flash approximately every 6 seconds. To exit sleep mode and turn off the product, press and hold the power button until all indicator lights illuminate. Release the button, and the device will exit sleep mode and power off.

4. Treatment Options

- Automatic Mode

  The pulse is continuously on. This product will perform a 15-minute treatment every 2 hours.

- Manual Mode

  The user determines when to administer treatment. After each treatment, the user turns off the product and restarts it for the next treatment.

- The battery of this product can provide approximately 100 treatments. When the battery reaches the end of its life, the indicator light will flash rapidly. In such a case, please follow the disposal recommendations in this manual.

Cleaning and Maintenance

1. Turn off this product.
2. Wipe this product with a soft cloth containing 70% or higher isopropyl alcohol.
3. After cleaning, wait at least 15 minutes before turning on this product.

Environmental Conditions

- Storage Temperature / Storage Relative Humidity

  17°C to 40°C / 8% to 75% (non-condensing humidity)

- Operating Environment Temperature / Operating Environment Relative Humidity

  10°C to 35°C / 8% to 75% (non-condensing humidity)

Model and Specifications

- Sofpulse Size

Power Switch Size (WxHxD)	Coil Diameter	Weight
6.3 x 6.6 x 1.6 cm	7.5 in	45 grams

- Technical Specifications

Pulse Frequency	27.12 MHz ± 160KHz
Peak Power	0.5 watts
Pulse Duration	2 microseconds
Power Source	CR2032 lithium batteries (x2)
Voltage and Current	6V/5 milliamps
Waveform Width and Rate	2 microseconds carrier width/2Hz
Average Power	2 microwatts
Standard Negative Bias	500mH

Manufacturer's Name/Address: Manufacturing by ADM TRONICSUNLIMITEDINC (Address: 224 PEGASUS AVENUE, NORTHVALE, NJ, 07647, USA) for Endonovo Therapeutics (Address: 6320 Canoga Avenue, 15t floor, Woodland Hills, CA 91367, USA)

Medical equipment supplier name: Yuejiaxing Co., Ltd

Medical equipment supplier address: Published according to the latest approved address attributes of the medical equipment supplier under the jurisdiction of the health bureau (for commercial products, the actual address must be published)

